EXHIBIT 31.1

SECTION 302 CERTIFICATION

I, David Alley certify that:

1.  I have reviewed this annual report on Form 10-K/A-2 of HEALTH ANTI-AGING LIFESTYLE OPTIONS, INC.;

2.  Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.  Based on my knowledge, the financial statement, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)      designed such disclosure controls and procedures, or caused such disclosure controls and proceduresto be designed under my supervision, to ensure that material information relating to the registrant,including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

b)      designed such internal control over financial reporting, or caused such internal control over financialreporting to be designed under my supervision, to provide reasonable assurance regarding the reliabilityof financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)      evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in thisreport my conclusions about the effectiveness of the disclosure controls and procedures, as of the endof the period covered by this report based on such evaluation; and

d)      disclosed in this report any change in the registrant’s internal control over financial reporting thatoccurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in thecase of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.  I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent function):

a)      all significant deficiencies and material weaknesses in the design or operation of internal control overfinancial reporting which are reasonably likely to adversely affect the registrant’s ability torecord,process, summarize and report financial information; and

b)      any fraud, whether or not material, that involves management or other employees who have asignificant role in the registrant’s internal controls over financial reporting.

DAVID ALLEY	Date: August 20th, 2009
David Alley
Chief Executive and Chief Financial Officer